October 25, 2007

DREYFUS CASH MANAGEMENT FUNDS - Dreyfus Cash Management

SUPPLEMENT TO CURRENT COMBINED PROSPECTUS

The following information replaces the fifth bullet point of the section of the Fund’s Combined Prospectus entitled “Dreyfus Cash Management - GOAL/APPROACH”:

domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

The following information supplements the section of the Fund’s Combined Prospectus entitled “Dreyfus Cash Management – MAIN RISKS”

  the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.